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                                                                    Exhibit 99.3
                                    CBS CORPORATION
                                  SEGMENT INFORMATION
                                    ($ in millions)

                                               Three Months Ended                            Total Year
                                                   December 31                               December 31
                                       --------------------------------------  -----------------------------------------
                                         1999         1998         % CHANGE        1999         1998        % CHANGE
                                         ----         ----         --------        ----         ----        --------
TOTAL CONTINUING OPERATIONS
  Revenue                              $ 2,219       $ 1,791           23.9%     $ 7,373      $ 6,805             8.3%
  Operating Profit (Loss)                  298           117          154.7%         956          482            98.3%
  OP (Loss) without Special Items          291           124          134.7%         925          555            66.7%
  EBITDA                                   523           282           85.5%       1,636        1,096            49.3%
  EBITDA without Special Items             516           289           78.5%       1,621        1,171            38.4%

INFINITY *
  Revenue                                  759           573           32.5%       2,449        1,893            29.4%
  Operating Profit (Loss)                  242           180           34.4%         739          542            36.3%
  OP (Loss) without Special Items          242           180           34.4%         739          542            36.3%
  EBITDA                                   350           257           36.2%       1,067          798            33.7%
  EBITDA without Special Items             350           257           36.2%       1,067          798            33.7%

TELEVISION **
  Revenue                                1,331         1,083           22.9%       4,371        4,369             0.0%
  Operating Profit (Loss)                  118             1            N/A          351          146           140.4%
  OP (Loss) without Special Items          118             1            N/A          327          209            56.5%
  EBITDA                                   201            65          209.2%         606          385            57.4%
  EBITDA without Special Items             201            65          209.2%         582          448            29.9%

CABLE
  Revenue                                  142           134            6.0%         565          546             3.5%
  Operating Profit (Loss)                   34             9          277.8%         138           50           176.0%
  OP (Loss) without Special Items           27             9          200.0%         131           51           156.9%
  EBITDA                                    62            28          121.4%         219          148            48.0%
  EBITDA without Special Items              55            28           96.4%         236          151            56.3%

NEW MEDIA
  Revenue                                    6             3          100.0%          13            4           225.0%
  Operating Profit (Loss)                  (33)           (1)           N/A          (35)          (8)         -337.5%
  OP (Loss) without Special Items          (33)           (1)           N/A          (35)          (8)         -337.5%
  EBITDA                                   (30)           (1)           N/A          (37)          (4)         -825.0%
  EBITDA without Special Items             (30)           (1)           N/A          (37)          (4)         -825.0%

CORPORATE & OTHER
  Revenue                                  (19)           (2)        -850.0%         (25)          (7)         -257.1%
  Operating Profit (Loss)                  (18)          (26)          30.8%         (62)         (85)           27.1%
  OP (Loss) without Special Items          (18)          (19)           5.3%         (62)         (76)           18.4%
  EBITDA                                   (15)          (21)          28.6%         (44)         (68)           35.3%
  EBITDA without Special Items             (15)          (14)          -7.1%         (52)         (59)           11.9%

RESIDUAL COSTS OF DISCONTINUED
 BUSINESSES
  Revenue                                    -             -            N/A            -            -             N/A
  Operating Profit (Loss)                  (45)          (46)           2.2%        (175)        (163)           -7.4%
  OP (Loss) without Special Items          (45)          (46)           2.2%        (175)        (163)           -7.4%
  EBITDA                                   (45)          (46)           2.2%        (175)        (163)           -7.4%
  EBITDA without Special Items             (45)          (46)           2.2%        (175)        (163)           -7.4%
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     * Amounts recorded at Infinity related to the Outdoor Systems acquisition which closed on December 7, 1999 are as follows: Revenue $73; Operating Profit
$8; and EBITDA $38.

     ** Amounts recorded in the Television segment related to the King World acquisition which closed on November 15, 1999 are as follows: Revenue $103;
Operating Profit $6; and EBITDA $28.

     Special Items for 1999:

        Q1 - Corporate & Other includes an $8 gain on the sale of an airplane

        Q2 - $24 benefit for the reduction of certain restructuring charges previously recorded for the Television segment

             $24 provision for losses associated with a Cable unit

        Q4 - Cable includes a benefit for the recovery of a $7 receivable previously reserved for

     Special Items for 1998:

        Q3 - $68 provision for restructuring charges ($63 Television, $3 Cable,
             $2 Corporate & Other)

        Q4 - $7 provision for special severance charges - Corporate & Other